SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
                                      1934

                           Date of Report November 6, 2006


                            TONGA CAPITAL CORPORATION
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


   COLORADO                 33-13791-D                      84-1069035
   --------                 ----------                      ----------
(State or other             (Commission File                (IRS Employer
jurisdiction of             Number)                         Identification No.)
of incorporation)


3027 Marina Bay Dr., Suite 105, League City, TX 77573
- -------------------------------              ---------
(Address of principal executive offices)     (Postal Code)


        Registrant's telephone number, including area code (281) 334-5161
                                                           --------------

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

The Company has appointed Robert E. Degeyter, CPA as Chief Financial Officer, John Buhman, CPA, as Chief Accounting Officer. Biological information is as follows:

ROBERT E. DEGEYTER

Mr. Degeyter serves as Chief Financial Officer, Senior Vice President, Treasurer and Secretary and is responsible for directing the organization's financial planning and accounting practices and managing relationships with lending institutions, investors, and the financial community.

He has thirty-five years of practical business experience with public and private companies of all sizes in a variety of industries. Mr. Degeyter's industry experience includes manufacturing, services, distribution, regulated water utilities and IT consulting & staffing. Mr. Degeyter has also served as a partner of Tatum CFO Partners, LLP. Prior to joining Tatum CFO, he was Sr. Vice President, CFO for SIG, Inc., an IT consulting and staffing firm. In addition to all financial reporting and treasury functions, he was a key member of the acquisition team for target evaluation and negotiation and mezzanine finance negotiation.

For twenty years Mr. Degeyter owned and managed Degeyter & Associates, CPAs, a full service accounting, auditing, tax and consulting practice. He provided clients services in acquisition negotiation and consultation, loan search, computer systems design and implementation, human resource consultation and benefit plan administration. He also represented investor owned water utilities with rate increase applications before State regulatory agencies. His firm prepared the rate change applications and he was expert witness in full evidentiary hearings.

Prior to Degeyter & Associates, he was Vice President, Treasurer of The Rein Company, a manufacturer of business forms. Before the Rein Company, he was controller of Dixie Carriers, Inc., a barge transportation company and before that he was controller for C.A. Russell, Inc., a steel tubing distributor.

After  graduation  from  college Mr.  Degeyter was on the audit staff of Ernst &
Young for two years. Mr. Degeyter holds a BBA in Accounting from Lamar University. He is member of the Texas Society of CPAs and the American Institute of CPAs. He is a Certified Financial Planner and holds a NASD Series 7 securities license.

JOHN BUHMAN - Chief Accounting Officer

Mr. Buhman began his accounting career with Arthur Anderson & Co. in Houston. In the private sector, he served as controller, or assistant controller, with several companies in the energy industry and was involved with the various SEC filings of those companies. Most recently, he was responsible for developing internal controls to comply with the provisions of section 404 of the Sarbanes-Oxley Act for one of these companies.




SECTION 8

ITEM 8.01 OTHER EVENTS

The Company issued a News Release dated: November 2, 2006

The News release is attached hereto as Exhibit 99

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


Exibit 99 - News Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TONGA CAPITAL CORP.
                                               (Registrant)


                                         By: /s/ Charles T. Phillip
                                             --------------------------
Date:  November 6, 2006                           Charles T. Phillips
                                                  President & Director